Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes
Income Taxes

15.Income Taxes

The components of (loss) income before the provision for income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2015	2014	2013

Italy	419,116	417,212	451,716
United States	(379,425)	(60,932)	(102,433)
United Kingdom	(150,475)	(106,536)	(29,132)
All Other	93,753	90,473	139,286

	(17,031)	340,217	459,437

The provision for income taxes consists of:

	For the year ended December 31,
($ thousands)	2015	2014	2013
Current:
Italy	168,915	206,212	177,843
United States	(24,434)	4,750	5,295
United Kingdom	(5,097)	528	405
All Other	48,753	36,218	51,764

	188,137	247,708	235,307

Deferred:
Italy	1,660	8,122	24,885
United States	(121,032)	1,692	(24,178)
United Kingdom	(16,242)	(8,948)	(47)
All Other	(13,627)	(8,161)	(10,012)

	(149,241)	(7,295)	(9,352)

	38,896	240,413	225,955

Income taxes paid were $199.2 million, $211.3 million and $229.3 million in 2015, 2014 and 2013, respectively.

The Company is tax resident in the United Kingdom. A reconciliation of the provision for income taxes, with the amount computed by applying the weighted average rate of the United Kingdom statutory main corporation tax rates in force over each of the Company’s calendar year reporting periods (20.25% in 2015, 21.50% in 2014 and 23.25% in 2013) to (loss) income before the provision for income taxes is as follows:

	For the year ended December 31,
($ thousands)	2015	2014	2013

(Loss) income before provision for income taxes	(17,031)	340,217	459,437
United Kingdom statutory tax rate	20.25%	21.50%	23.25%

Theoretical tax expense (benefit)	(3,449)	73,147	106,819

Foreign tax differential	(53,153)	15,768	6,597
Foreign losses with no tax benefit	7,495	12,255	12,218
Italian tax litigation settlement	—	19,934	38,366
IRAP and other local taxes	29,697	49,806	46,513
Italian reorganization tax	13,405	35,989	—
Nondeductible expenses	30,244	9,052	1,647
Foreign tax expense, net of federal benefit	9,003	10,765	10,222
Change in unrecognized tax benefits	(15,593)	427	342
Tax cost of dividend	12,888	3,903	3,618
Research and development tax credit	(4,393)	(507)	(283)
Noncontrolling interest	8,565	5,015	1,260
Other	4,187	4,859	(1,364)

	38,896	240,413	225,955

Effective tax rate	-228.4%	70.7%	49.2%

The Company’s effective income tax rate of (228.4)% in 2015 was higher than the effective income tax rate of 70.7% in the same period of the prior year principally due to costs associated with the IGT acquisition in 2015 that were either non-deductible for tax purposes or deductible at rates lower than the Company’s global blended statutory tax rate.

The Company’s effective income tax rate of 70.7% in 2014 was higher than the effective income tax rate of 49.2% in the same period of the prior year principally due to Italian capital gains tax associated with the reorganization of the Italian business, a tax audit settlement in Italy and non-deductible acquisition costs on the planned acquisition of IGT.

The significant components reflected within the tax rate reconciliation labeled “Foreign tax differential” includes the effects of foreign subsidiaries’ earnings taxed at rates other than the U.K. statutory rate.

On December 18, 2015, the Consolidated Appropriations Act 2016 was signed into law in the United States. Some of the provisions were retroactive to January 1, 2015 including the permanent extension of the U.S. research and development tax credit. The effective tax rate reflects the Company’s estimated 2015 U.S. research and development tax credit.

The U.K. 2015 Finance Bill received Royal Assent in the fourth quarter of 2015, which resulted in the enactment of the United Kingdom corporate tax rate change from 20% in 2015 to 19% in 2017, then 18% in 2020. As a result, the Company recorded $1.4 million of income taxes in the fourth quarter of 2015 to write down the U.K. net deferred tax asset.

In December 2015, the Italian President approved the reduction of the Italian federal IRES tax rate from the current rate of 27.5% to 24% in 2017. As a result, the Company recorded a $11.8 million tax benefit in the fourth quarter of 2015 to write down Italy’s net deferred tax liability.

The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2015	2014

Deferred tax assets:
Net operating losses	292,439	162,269
Provisions not currently deductible for tax purposes	164,164	97,003
Depreciation and amortization	148,801	112,963
Jackpot timing differences	92,807	—
Credit carryforwards	40,578	29,047
Cash collected in excess of revenue recognized	10,184	10,102
Share-based compensation	7,690	6,841
Inventory reserves	6,820	5,025
Other	15,062	23,898

Gross deferred tax assets	778,545	447,148
Valuation allowance	(139,663)	(77,631)

Net deferred tax assets	638,882	369,517

Deferred tax liabilities:
Acquired intangible assets	1,294,816	324,623
Depreciation and amortization	178,925	179,674
Foreign exchange on intra-group loan	17,110	17,199
Contract penalties	—	24,435
Other	41,375	9,210

Total deferred tax liabilities	1,532,226	555,141

Net deferred income tax liability	(893,344)	(185,624)

The Company’s net deferred income taxes are recorded in the consolidated balance sheet as follows:

	December 31,
($ thousands)	2015	2014

Deferred income taxes - noncurrent asset	48,074	12,982
Deferred income taxes - noncurrent liability	(941,418)	(198,606)

	(893,344)	(185,624)

The Company has gross tax loss carryforwards in a number of tax jurisdictions of $963.0 million as well as tax credit carryforwards $41.0 million. Portions of these tax loss carryforwards are subject to annual limitations, including Section 382 of the Internal Revenue Code of 1986, as amended, for U.S. tax purposes and similar provisions under other countries laws. Certain of these carryforwards will begin to expire in 2016 if not utilized while others have an unlimited carry forward period.

The valuation allowance as of December 31, 2015 is $139.7 million which is an increase of $62.1 million from $77.6 million at December 31, 2014. The amounts pertain to certain U.S. and foreign net operating loss and credit carry forwards that are not expected to be realized. In assessing the need for a valuation allowance, the Company considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of tax planning strategies. When the Company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for income taxes in the period in which such determination is made.

The Company has not provided deferred taxes on $1.6 billion of undistributed earnings of non-U.K. subsidiaries at December 31, 2015 as it is the Company’s policy to indefinitely reinvest these earnings in non-UK operations. The repatriation of these earnings would likely incur taxation in countries other than the U.K. Quantification of the amount of the unrecognized deferred income tax liability associated with these earnings is not practicable. The Company fully provides for taxes incurred on earnings distributed currently.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the year ended December 31,
($ thousands)	2015	2014	2013

Balance at beginning of year	6,296	7,536	7,796
Current year acquistion	49,934	—	—
Additions to tax positions - current year	9,462	98	180
Reductions to tax positions - prior years	(7,733)	(1,338)	(440)
Settlements	(5,313)	—	—
Lapses in statutes of limitations	(15,276)	—	—

Balance at end of year	37,370	6,296	7,536

As of December 31, 2015, 2014 and 2013, $30.1 million, $6.3 million and $7.5 million, respectively, of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rates.

The Company recognizes interest expense and penalties related to income tax matters in the provision for income taxes. For 2015, 2014 and 2013, the Company recognized $(10.0) million, $0.5 million and $0.4 million, respectively, in interest expense and penalties. As of December 31, 2015, 2014 and 2013, the gross balance of accrued interest was $3.7 million, $3.0 million and $2.5 million, respectively.

For 2015, the additions to unrecognized tax benefits related to the current year and reductions to unrecognized tax benefits related to prior years are primarily attributable to U.S. tax issues.

The Company files income tax returns in various jurisdictions of which the United Kingdom, United States and Italy represent the major tax jurisdictions. The Internal Revenue Service (“IRS”) is currently examining tax year 2011 for Legacy IGT. For Legacy GTECH, all tax years prior to 2011 are closed with the IRS. Both Legacy GTECH and Legacy IGT have income tax audits in various taxing jurisdictions. The years that may be examined vary with the earliest year being 2010.

In June 2015 a tax audit in Italy was initiated, which is also focused on the leveraged buyout transaction of GTECH Holdings Corporation in 2006 and subsequent acquisition debt refinancing. In July 2015, the Italian Tax Police issued a tax audit report covering the years 2006 to 2010, alleging that GTECH did not recharge to GTECH Holdings Corporation all interest expense and other costs incurred in connection with the 2006 transaction and subsequent refinancing. Based on this tax report, in December 2015 the Italian Tax Agency issued a number of tax assessment notices to the Company covering the years 2006 to 2010 and alleging that additional taxes, penalties and interest for these years totaling €200.0 million are due.

In April 2016, IGT PLC received a Tax Audit Report from the Italian Tax Police covering years 2011 to 2014.  Based on this report, the additional taxes, penalties and interest associated with the transfer price challenge could be estimated to be approximately €275.0 million for those years. Furthermore, this report contains two additional claims regarding (i) the alleged improper deduction of €140.0 million in Value Added Tax and (ii) under-reported taxable income pursuant to Italy’s controlled foreign corporation regime with specific reference to the Company’s fully controlled subsidiary incorporated in Cyprus. No liabilities have been recorded at this time as the Company does not believe that a loss is probable for either item and quantification of the estimated range of adjustment for item (ii) cannot be made, although any adjustment would be material.

Based upon the timing and outcome of examinations of IGT PLC, or the result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits could change from those recorded in the consolidated balance sheets. The Company anticipates that several of these audits may be finalized within the next twelve months. While the Company expects the amount of the unrecognized tax benefits to change in the next twelve months, the Company does not expect the change to have a significant impact on the consolidated balance sheet or statement of operations.